                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                         Date of Report: April 10, 1997
                        ---------------------------------
                        (Date of earliest event reported)



                          Tenet Healthcare Corporation
             (Exact name of Registrant as specified in its charter)



        Nevada                       I-7293                    95-2557091
        -------                      ------                  -------------
(State of Incorporation)      (Commission File No.)          (IRS Employer
                                                           Identification No.)



               3820 State Street, Santa Barbara, California 93105
               --------------------------------------------------
          (Address of principal executive offices, including zip code)



                                 (805) 563-7000
                                 --------------
              (Registrant's telephone number, including area code)



                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5.   OTHER EVENTS

     On April 10, 1997, Tenet Healthcare Corporation reported in a press release, dated April 10, 1997, its earnings for the fiscal quarter ended February 28, 1997. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits.

          99.1 Press Release, dated April 10, 1997


                                    SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   TENET HEALTHCARE CORPORATION



                                   By:     /s/ Scott M. Brown
                                       --------------------------------
                                   Name:   Scott M. Brown
                                   Title:  Senior Vice President

Date:     April 10, 1997


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